SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 23, 2002


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


         California                    0-27122                  94-2900635
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)

       150 Rose Orchard Way                                      95134
           San Jose, CA                                        (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events.

         This report is being filed by Adept Technology, Inc. (the "Registrant") to announce its financial results for the first quarter of fiscal year 2003 ended September 28, 2002 as well as its outlook for the second quarter of fiscal year 2003. The press release issued by the Registrant relating to the financial results announcement is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.              Description

         99.1 Press Release of the Registrant issued on October 23, 2002.






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                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.



Date:  October 23, 2002               By:      /s/  Michael W. Overby
                                        ----------------------------------------
                                      Michael W. Overby
                                      Vice President and Chief Financial Officer






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